Exhibit 10.5

LC Capital Master Fund, Ltd.
680 5th Ave
New York, NY 10019
Attn: Mr. Steve Lampe

March 3, 2009

Dear Mr. Lampe,

Reference is hereby made to that certain Purchase Agreement dated as of February 11, 2009 by and among Particle Drilling Technologies, Inc. a Nevada corporation (the “Company”), Particle Drilling Technologies, Inc., a Delaware corporation and a subsidiary of the Company, the Purchasers named therein (each, a “Purchaser”) and LC Capital Master Fund, Ltd. (“LC”), as agent and collateral agent for the holders of the securities issued thereunder (the “Purchase Agreement”).  Capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement.

WHEREAS, the Purchasers have agreed to purchase $400,000 in principal amount of the Notes at the First Draw Down  (such Notes, the “First Draw Down Notes”) on March 3, 2009 pursuant to Section 3.01(b) of the Purchase Agreement.

NOW HERETOFORE, the Company agrees with LC, as Purchaser, as follows:

                      On the date of the First Draw Down, the Company shall issue to LC, and LC shall purchase from the Company, an additional Note in the principal amount of $75,000, such Note (the “Additional Note”) being in addition to LC’s pro rata portion of the First Draw Down Notes, for a purchase price of $75,000 (the “Additional Note Purchase Price”).

The Company instructs LC to pay the Additional Note Purchase Price directly to Milbank, Tweed, Hadley & McCloy LLP, as directed in the separate wire instructions provided by Milbank, Tweed, Hadley & McCloy LLP, in satisfaction of the Company’s obligations to pay the reasonable fees and disbursements of LC’s legal counsel incurred prior to the First Draw Down pursuant to Section 3.02 of the Purchase Agreement.

In connection with the issuance of the Additional Note, the Company’s obligation to issue Notes to LC and LC’s obligation to purchase Notes from the Company at the Second Draw Down pursuant to Section 3.01(c) of the Purchase Agreement shall each be reduced by an amount of $75,000.

This letter agreement may not be amended or any provision hereof waived or modified except by an instrument in writing signed by each of the parties hereto.

THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

EACH OF THE PARTIES TO THIS LETTER AGREEMENT HEREBY AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS LETTER AGREEMENT, THE TRANSACTIONS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LETTER AGREEMENT.

This letter agreement shall not be construed to affect (a) the Company’s and LC’s respective rights or obligations under the Purchase Agreement except to the extent described herein, (b) the rights or obligations of the Company with respect to the Purchasers other than LC under the Purchaser Agreement, or (c) the rights or obligations  of such other Purchasers under the Purchase Agreement.

This letter agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Company and LC; provided, however, that the Company shall not assign or transfer its rights or obligations hereunder without the prior written consent of LC.

This letter agreement may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement.

Delivery of an executed counterpart of a signature page of this letter agreement by facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this letter agreement.

This letter agreement and the Transaction Documents constitute the entire contract between the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

[SIGNATURE PAGE FOLLOWS]

If you are in agreement with the foregoing, please countersign a copy of this letter agreement in the space provided.

PARTICLE DRILLING TECHNOLOGIES, INC., as Company

By: /s/ Jim B. Terry________________________
Name: Jim B. Terry
Title:   Chief Executive Officer

Acknowledged and Agreed by:

LC CAPITAL MASTER FUND, LTD., as Purchaser

By: /s/ Steve Lampe________________________
Name: Steve Lampe
Title: Managing Member of General Partner

Further Acknowledged and Agreed by:

PARTICLE DRILLING TECHNOLOGIES, INC.,
 as Delaware Sub

By:  /s/ Jim B. Terry________________________

Name: Jim B. Terry

Title:   President

DON A. SANDERS, as Purchaser

By:  /s/ Don A. Sanders______________________
Name: Don A. Sanders

EDWARD F. HEIL, as Purchaser

By:  /s/ Edward F. Heil______________________

Name: Edward F. Heil

LC CAPITAL MASTER FUND, LTD., as Agent

By: /s/ Steve Lampe________________________
Name: Steve Lampe
Title: Managing Member of General Partner